Summary Prospectus
June 1, 2015
(As amended July 1, 2015 and March 15, 2016)
Columbia Global Strategic Equity Fund
(formerly known as Columbia LifeGoal Growth Portfolio)

Class	Ticker Symbol
Class A Shares	NLGIX
Class B Shares	NLGBX
Class C Shares	NLGCX
Class K Shares	CGRUX
Class R Shares	CLGRX
Class R4 Shares	CWPRX
Class R5 Shares	CGPRX
Class Z Shares	NGPAX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/forms-literature/mutual-fund-literature. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated June 1, 2015, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Global Strategic Equity Fund (the Fund) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 27 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes K, R, R4, R5 and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	5.00% (b)	1.00% (c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class K	Class R	Class R4	Class R5	Class Z
Management fees	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%
Other expenses(d)	0.23%	0.23%	0.23%	0.36%	0.23%	0.23%	0.11%	0.23%
Acquired fund fees and expenses (e)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Total annual Fund operating expenses(f)	1.33%	2.08%	2.08%	1.21%	1.58%	1.08%	0.96%	1.08%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge decreases over time.
(c)	This charge applies to redemptions within one year after purchase, with certain limited exceptions.
(d)	Other expenses for Class A, Class B, Class C, Class K, Class R, Class R4, Class R5 and Class Z shares have been restated to reflect current fees paid by the Fund.
(e)	Acquired fund fees and expenses are based on estimated amounts for the Fund's current fiscal year.
(f)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total Net Expenses” shown in the Financial Highlights section of this prospectus because “Total Net Expenses” do not include acquired fund fees and expenses.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$703	$972	$1,262	$2,084
Class B (assuming redemption of all shares at the end of the period)	$711	$952	$1,319	$2,219
Class B (assuming no redemption of shares)	$211	$652	$1,119	$2,219
Class C (assuming redemption of all shares at the end of the period)	$311	$652	$1,119	$2,410
Class C (assuming no redemption of shares)	$211	$652	$1,119	$2,410
Class K (whether or not shares are redeemed)	$123	$384	$ 665	$1,466
Class R (whether or not shares are redeemed)	$161	$499	$ 860	$1,878
Class R4 (whether or not shares are redeemed)	$110	$343	$ 595	$1,317
1	Columbia Global Strategic Equity Fund

	1 year	3 years	5 years	10 years
Class R5 (whether or not shares are redeemed)	$ 98	$306	$ 531	$1,178
Class Z (whether or not shares are redeemed)	$110	$343	$ 595	$1,317
Portfolio Turnover
The Fund and underlying funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A high portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests most of its net assets in shares of equity mutual funds and exchange-traded funds (ETFs) managed by Columbia Management Investment Advisers, LLC (the Investment Manager) or its affiliates (Columbia Funds), and third party advised funds (collectively, Underlying Funds). Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. For purposes of the Fund’s 80% policy, equity securities include common stocks, preferred stocks, securities convertible into common stocks, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) and shares of Underlying Funds that principally invest in such securities.
Under normal circumstances, the Fund invests, directly and/or indirectly through Underlying Funds, at least 40% of its net assets in foreign currencies, and equity and debt securities of foreign governmental issuers, issuers organized or located outside the U.S., issuers that primarily trade in a market located outside the U.S., and/or issuers doing a substantial amount of business outside the U.S., which the Fund considers to be issuers that derive at least 50% of their revenue or profits from business outside the U.S., or have at least 50% of their sales or assets outside the U.S., or Underlying Funds that invest at least 40% of their net assets in foreign currencies or such non-U.S. securities. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. Direct and indirect foreign investments may include investments in emerging market countries.
The Fund may also invest in fixed-income, money market and alternative strategies Underlying Funds, as well as invest directly in equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and derivatives, including futures and commodity-related instruments. The Fund may invest significantly in any individual Underlying Fund(s).
The Investment Manager uses asset allocation as its principal investment approach and accesses the broader investment resources of the Investment Manager and its affiliate, Threadneedle Investments (Threadneedle), to develop both top down thematic views as well as bottom-up securities insight.
The Fund and certain Underlying Funds may from time to time emphasize one or more economic sectors in selecting their investments.
The Fund may invest in Underlying Funds that invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Investment Manager can modify the list of Underlying Funds and types of instruments in which the Fund invests, or the asset categories, at any time, including by adding Underlying Funds introduced after the date of this prospectus without the approval of or notice to Fund shareholders.
Principal Risks
An investment in the Fund involves risk, including specific risks relating to the investment in the Fund based on its investment process and its "fund-of-funds" structure, as well as specific risks related to the underlying funds in which it invests, including among others, those described below. More information about underlying funds, including their principal risks, is available in their prospectuses. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to
Columbia Global Strategic Equity Fund	2

counterparty risk and liquidity risk. The Fund may invest in one or more underlying funds that make commodity-related investments through, and may invest in one or more underlying funds that make commodity-related investments through, one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections. The Fund's investments in commodities or commodity-related investments can be limited by the Fund's intention to qualify as a regulated investment company and can limit the Fund's ability to so qualify.  If an underlying fund in which the Fund invests that itself invests directly or indirectly in commodities fails to qualify as a regulated investment company, such failure could also cause the Fund to fail to so qualify.
Credit Risk. The value of fixed-income securities, or other instruments or assets, may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain fixed-income securities to indicate their credit risk. Lower quality or unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities. Non-investment grade fixed-income securities (commonly called “high-yield” or “junk”) may be subject to greater price fluctuations and are more likely to experience a default than investment grade securities and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated securities, or if the ratings of securities held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small movement in the price of an underlying security, instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility for the Fund. Derivative investments will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and/or liquidity risk.
Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses for the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.
Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Fund-of-Funds Risk. Determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Therefore, to the extent that the Fund invests significantly in a particular underlying fund, the Fund’s performance would be significantly impacted by the performance of such underlying fund. Generally, by investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. By
3	Columbia Global Strategic Equity Fund

concentrating its investments in relatively few underlying funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each underlying fund are shared by its investors, redemptions by other investors in an underlying fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated funds over unaffiliated funds for investment by the Fund, and may also face potential conflicts of interest in selecting affiliated funds, because the fees the Investment Manager receives from some underlying funds may be higher than the fees paid by other underlying funds.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will generally affect the value of the Fund's shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed-income securities held by the Fund, resulting in a negative impact on the Fund's performance and NAV.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Columbia Global Strategic Equity Fund	4

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Certain “special situation” investments are investments in securities or other instruments that are determined to be illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager's perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe(s) the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges shown in the Shareholder Fees table in this prospectus) for the periods shown with a broad measure of market performance.
Effective June 1, 2015, the Fund compares its performance to that of the MSCI All Country World Index (Net) (the New Index). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance in light of the changes to the Fund's name and principal investment strategies. Information on the New Index and old benchmark will be included for a one-year transition period. Thereafter, only the New Index will be included.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedle.com/us.
5	Columbia Global Strategic Equity Fund

Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2009	19.62%
	Worst	4th Quarter 2008	-22.88%
*	Year to Date return as of March 31, 2015: 2.53%
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2014)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	10/15/1996
returns before taxes		1.04%	10.54%	6.60%
returns after taxes on distributions		-0.23%	10.03%	5.77%
returns after taxes on distributions and sale of Fund shares		1.50%	8.35%	5.34%
Class B returns before taxes	08/12/1997	1.33%	10.76%	6.43%
Class C returns before taxes	10/15/1996	5.39%	11.02%	6.43%
Class K returns before taxes	03/07/2011	7.32%	11.95%	7.28%
Class R returns before taxes	01/23/2006	6.93%	11.57%	6.96%
Class R4 returns before taxes	11/08/2012	7.43%	11.97%	7.29%
Class R5 returns before taxes	11/08/2012	7.61%	12.06%	7.33%
Class Z returns before taxes	10/15/1996	7.44%	12.13%	7.52%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or taxes)		4.16%	9.17%	6.09%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		13.69%	15.45%	7.67%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Mark Burgess	Chief Investment Officer of Threadneedle, EMEA and Global Head of Equities	Co-manager	June 2015
Melda Mergen, CFA, CAIA	Senior Portfolio Manager and Director of U.S. Equity Investments	Co-manager	March 2016
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedle.com/us	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Columbia Global Strategic Equity Fund	6

Minimum Initial Investment
Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes K**, R & R4	All eligible accounts	None	N/A
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

*	Class B shares are generally closed to new and existing shareholders.
**	Class K shares are generally closed to new investors.
There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. The use of a fund-of-funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2015 Columbia Management Investment Advisers, LLC.
columbiathreadneedle.com/us	SUM181_01_E03_(03/16)